Putnam
Strategic
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

James M. Prusko and
the Core Fixed
Income Team

The semiannual period that ended September 30, 2000, for Putnam Strategic Income Fund was characterized by continued volatility in the fixed-income sectors in which the fund invests. However, the general tone in the global bond markets was more positive than it has been in the past several years. Enormous volatility plagued the U.S. equity markets, spilling over into global equities, and the significant equity declines resulted in a renewed interest in the more stable bond asset class.

Total return for 6 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   0.15%  -4.67%   -0.23%  -5.01%   -0.23%  -1.18%    0.03%  -3.24%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and an explanation of performance calculation methods begin on page 6.

* HIGH YIELD IN DOLDRUMS BUT MAY BE NEAR BOTTOM

The fund benefited from strong performance in several sectors, most notably U.S. Treasuries, mortgage-backed securities (MBSs), and emerging markets. The exception was high yield, which has continued to perform poorly. Since the fund is designed to be diversified and invest a significant percentage of assets in high-yield bonds, its high-yield holdings have hurt overall performance.

Several factors have contributed to a difficult market environment for high-yield bonds in the past 12 months. The Federal Reserve Board's interest-rate increases, sustained difficulty with defaults, and an overall exodus of investor assets from the high-yield market have all created a strong headwind for the fund's high-yield bond holdings. The Fed's series of six rate increases from June 1999 through May 2000 made short-term investments more attractive than they had been in several years, drawing investors from the high-yield market. Furthermore, the U.S. Treasury's buyback of long-term Treasury securities helped spark fervent demand for a shrinking supply of longer-term Treasury debt, leading to sharp declines in long-term yields. The combination of rising short-term interest rates and declining long-term rates created an inverted yield curve, in which yields offered by short-term investments actually became higher than the yields of long-term bonds. The end result was that significant attention was drawn away from high-yield debt.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS]

SECTOR WEIGHTINGS*

High-yield
bonds                  40.0%

Foreign
bonds                  19.6%

U.S. government
and agency
obligations
and CMOs               24.4%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.

Increasing default rates over the past two years also reduced demand for high-yield bonds, a situation that had its inception in 1998, when a series of international crises dried up liquidity in the market while investors became more risk averse. The risk aversion sentiment has not changed, and credit for many issuers remains tight. Rising interest rates also have made it more expensive for companies to borrow money. Furthermore, exceptionally strong issuance in 1996, 1997, and early 1998 nearly doubled the size of the high-yield market. That type of increased activity is usually followed by an increase in defaults.

* M&A ACTIVITY BRIGHT SPOT FOR HIGH-YIELD BONDS

One of the most positive developments in the high-yield market over the past six months was the large number of mergers and acquisitions. Consolidation activity can help support the security prices of the companies that are involved. The resulting new, larger companies may achieve greater economies of scale. Furthermore, the high-yield bonds of acquired companies often benefit from credit upgrades if they have been acquired by companies with higher credit ratings.

One fund holding that benefited from this trend over the past year was 21st Century Telecommunications, which was purchased by RCN Corporation. More recently, Verizon Communications agreed to acquire a majority stake in two fund holdings. One was North Point, which provides digital subscriber lines (DSL), network connections that can carry voice and data at the same time. The other, One Point, provides cable and other communications services to large apartment buildings. Acquisition announcements involving two other holdings, paper company Repap New Brunswick and energy service provider R&B Falcon, also occurred recently to the fund's benefit.

"Glimmers of hope have begun to show up for bond funds . . . With the stock market bouncing around on its way to nowhere, this year bond funds are actually beating many stock funds, while also offering a much smoother ride . . . Bond funds have bounced on the perception that the U.S. economy has slowed and that the Federal Reserve is done raising interest rates for the rest of the year."

 -- The Wall Street Journal, October 9, 2000

On the downside, the fund's European long-distance carrier holdings underperformed dramatically as a result of price wars. Among these were Viatel and RSL as well as ICG Holdings, Inc., a telecommunications company that underperformed due to earnings disappointments. However, all three securities remain in the fund because we still have faith in their long-term prospects. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

* STRENGTH IN U.S. GOVERNMENT AND EMERGING-MARKETS SECTORS

In contrast to the difficulties experienced in the high-yield sector, the fund's U.S. government and emerging-markets holdings performed well. U.S. Treasuries of all maturities benefited from the federal government's buyback program and the prospects of an ongoing federal budget surplus. Despite the fact that the buybacks were targeted at longer maturity bonds, for the period shorter-maturity Treasury bonds outperformed as reports of slower economic growth and higher oil prices ended fears of continued Fed tightening. Overall, during the six-month period, two- and five-year Treasury yields declined 0.5%.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Blackstone Hotel Acquisition Co.
senior mortgage loan, floating rate note, 3.449%, 2003 (United Kingdom)

McLeodUSA, Inc.
bank term loan series B, floating
rate note 9.62%, 2007

Young Broadcasting
bank term loan series B, floating
rate note 10.0%, 2005

FOREIGN BONDS

Germany (Federal Republic of) bonds
series 132, 4.125%, 2004

Denmark (Kingdom of) bonds
6.0%, 2009

Canada (Government of) bonds
series WE00, 5.5%, 2002

U. S. GOVERNMENT AGENCY

U.S. Treasury Bonds
6.5%, November 15, 2026

Federal National Mortgage Association
7.5%, TBA, October 1, 2015

U.S. Treasury Bonds
6.125%, November 15, 2027

Footnote reads:
These holdings represent 13.8% of the fund's net assets as of 9/30/00. Portfolio holdings will vary over time.

The fund's MBS holdings benefited from solid overall performance within this sector. MBSs have attractive yields with little credit risk and therefore provide a desirable alternative for fixed-income investors. MBSs outperformed many fixed-income sectors that have credit risk and are more exposed to an economic downturn. Additionally the yield spread for MBSs (the difference between MBS yields and those of comparable maturity Treasury securities) remains wide, providing room for solid performance going forward.

The fund's emerging-markets sector experienced strong performance during the fiscal period. Spreads declined significantly -- more than a full percentage point -- resulting in impressive price appreciation. New issuance declined, which reduced supply and helped boost prices. Finally the economies of some emerging markets countries, in particular, Mexico and South Korea, improved significantly, helping to bring their bond ratings up as Moody's raised the ratings of bonds from both countries during the period. The fund also held Mexican and Russian sovereign bonds, which had strong performance.

On the downside, the fund was hurt by currency exposure in the euro and the Australian dollar. We believe these currencies are undervalued and expect to hold them through the end of the year. However, we will continue to monitor currency developments and make adjustments if necessary.

* LOOKING FOR IMPROVEMENT IN HIGH YIELD, CONTINUED BUOYANCY FROM OTHER SECTORS

With regard to the outlook for this fund, we are particularly concerned about the high-yield sector because it represents a significant weighting in the portfolio and performance in this sector has lagged. Nevertheless, we are encouraged by several indications that may help the sector improve. First, defaults are expected to peak sometime next year, and historically high-yield bonds perform very well during the year before defaults peak. Second, yields are at extremely attractive levels (currently around 13%), which indicates significant value among carefully chosen bonds. As always, we will remain vigilant in our credit analysis, especially since conditions in some sectors like telecommunications and technology remain uncertain.

As emerging markets are fully priced, we do not anticipate adding to this sector. But we expect these bonds to continue to provide solid performance through the end of this year. Treasury bonds and MBSs continue to be attractive, and we expect solid performance from these sectors. Overall, with continued volatility in the equity markets and a slowing U.S. economy, we believe bonds should become increasingly attractive for conservative investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on these bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of fund shares is not guaranteed and will fluctuate.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Strategic Income Fund is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed income securities.

TOTAL RETURN FOR PERIODS ENDED 9/30/00

                     Class A         Class B         Class C         Class M
(inception dates)   (2/26/96)       (2/26/96)       (2/1/99)        (2/26/96)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.15%  -4.67%  -0.23%  -5.01%  -0.23%  -1.18%   0.03%  -3.24%
------------------------------------------------------------------------------
1 year            3.28   -1.62    2.51   -2.21    2.50    1.56    3.03   -0.29
------------------------------------------------------------------------------
Life of fund     17.54   12.01   13.68   12.07   13.85   13.85   16.21   12.37
Annual average    3.58    2.50    2.83    2.51    2.87    2.87    3.33    2.57
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                                    Salomon Bros.
                    Lehman Bros.      Non-U.S.      First Boston    Consumer
                     Aggregate      World Govt.      High Yield      price
                    Bond Index       Bond Index        Index         index
-----------------------------------------------------------------------------
6 months              4.81%           -5.28%            1.14%        1.34%
-----------------------------------------------------------------------------
1 year                6.99            -7.86             1.92         3.46
-----------------------------------------------------------------------------
Life of fund         32.65             6.37            28.19        11.93
Annual average        6.36             1.35             5.56         2.49
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation previously in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/00

                       Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions (number)    6               6               6             6
------------------------------------------------------------------------------
Income                $0.31939        $0.29316        $0.29309      $0.31068
------------------------------------------------------------------------------
Capital gains             --              --              --            --
------------------------------------------------------------------------------
  Total               $0.31939        $0.29316        $0.29309      $0.31068
------------------------------------------------------------------------------
Share value:         NAV     POP         NAV             NAV       NAV     POP
------------------------------------------------------------------------------
3/31/00            $7.12   $7.48        $7.13           $7.14    $7.12   $7.36
------------------------------------------------------------------------------
9/30/00             6.81    7.15         6.82            6.83     6.81    7.04
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate1               9.08%   8.65%        8.28%           8.27%    8.82%   8.53%
------------------------------------------------------------------------------
Current
30-day SEC
yield2              9.15    8.71         8.38            8.39     8.89    8.60
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises prices appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged list of lower-rated, higher-yielding U.S. corporate bonds.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
September 30, 2000 (Unaudited)

CORPORATE BONDS AND NOTES (40.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
     $       40,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $      41,200
            158,850 Interact Operating Co. notes 14s, 2003                                                    7,943
            220,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         216,700
            170,000 SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                   177,650
            250,000 SFX Entertainment, Inc. 144A company guaranty Ser. B,
                    9 1/8s, 2008                                                                            261,250
                                                                                                      -------------
                                                                                                            704,743

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
            315,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                           259,875
            190,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          185,725
            100,000 Decrane Aircraft Holdings company guaranty Ser. B, 12s, 2008                             92,500
            105,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                           107,363
            110,000 L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                    102,575
            160,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                              144,800
             90,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                              89,325
             10,000 Sequa Corp. med. term notes 10s, 2001                                                    10,071
             50,000 Sequa Corp. sr. notes 9s, 2009                                                           49,000
                                                                                                      -------------
                                                                                                          1,041,234

Agriculture (0.1%)
-------------------------------------------------------------------------------------------------------------------
            293,389 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                             266,984

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
            480,000 Airbus Industries 144A 12.266s, 2020                                                    509,498
            250,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                           235,000
             70,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    67,609
            120,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  112,222
             70,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                          63,875
                                                                                                      -------------
                                                                                                            988,204

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
            239,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   239,000
             50,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                            48,500
            270,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                  232,200
            110,000 Exide Corp. sr. notes 10s, 2005                                                          84,700
            530,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  206,700
             30,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                   11,400
             70,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                   27,300
            120,000 Hayes Wheels International, Inc. company guaranty Ser. B,
                    9 1/8s, 2007                                                                            106,800
            110,000 Hayes Wheels International, Inc. 144A sr. sub. notes 9 1/8s, 2007                        96,250
            265,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      267,414
             30,000 Lear Corp. company guaranty 8.11s, 2009                                                  28,520
            235,000 Oxford Automotive, Inc. company guaranty Ser. D, 10 1/8s, 2007                          211,500
            250,000 Tenneco, Inc. company guaranty Ser. B, 11 5/8s, 2009 (Malaysia)                         160,000
                                                                                                      -------------
                                                                                                          1,720,284

Banking (1.0%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Bank United Corp. sub. notes 8 7/8s, 2007                                                39,574
            100,000 Bangko Sentral NG Pilipinas bonds 8.6s, 2027 (Philippines)                               68,100
            150,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                   138,051
            320,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  295,462
            830,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                       823,775
            160,000 Local Financial Corp. sr. notes 11s, 2004                                               160,000
             40,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                              31,975
            340,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         345,100
            160,000 Superior Financial 144A sr. notes 8.65s, 2003                                           155,123
                                                                                                      -------------
                                                                                                          2,057,160

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Triarc Consumer Products, Inc. company guaranty 10 1/4s, 2009                           369,188

Broadcasting (3.6%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Acme Television sr. disc. notes 10 7/8s, 2004                                           218,500
            230,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                       215,050
            105,200 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           120,454
              2,861 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (In default) (Australia) (PIK)(NON)                                                           1
            290,000 Benedek Communications Corp. sr. disc. notes stepped-coupon
                    zero % (13 1/4s, 5/15/01), 2006 (STP)                                                   250,125
            315,000 Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 2/1/02), 2009 (STP)                                                           301,612
             82,200 Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                           94,530
            485,000 Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                        494,700
             55,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s,
                    2004 (In default) (Bermuda) (NON)                                                        12,100
             40,000 Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                  41,600
            503,000 Diva Systems Corp. sr. disc. notes, stepped-coupon Ser. B,
                    zero % (12 5/8s, 3/1/03), 2008 (STP)                                                    221,320
            800,000 Echostar Broadband Corp. 144A sr. notes 10 3/8s, 2007                                   800,000
            100,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                    72,750
            120,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                       114,900
            210,000 Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                               229,950
            250,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                  202,500
            230,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                         120,750
            270,000 Lin Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                               194,400
            160,000 Onepoint Communications, Inc. company guaranty Ser. B,
                    14 1/2s, 2008                                                                           160,800
            210,000 Paxson Communications Corp. 144A sr. sub. notes
                    11 5/8s, 2002                                                                           215,250
             10,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     10,600
            590,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             575,250
             30,000 Pegasus Communications Corp. 144A sr. notes Ser. B,
                    9 5/8s, 2005                                                                             29,250
            130,000 Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                              135,200
            424,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                          398,899
            125,000 Radio One, Inc. company guaranty Ser. B, 12s, 2004                                      132,500
            120,000 RCN Corp. sr. notes 10 1/8s, 2010                                                        85,800
            120,000 Spanish Broadcasting System, Inc. sr. sub notes 9 5/8s, 2009                            119,700
            390,000 TV Azteca SA de CV sr. notes 10 1/2s, 2007 (Mexico)                                     360,263
            150,000 XM Satellite Radio, Inc. 144A sr. notes 14s, 2010                                       111,000
          1,000,000 Young Broadcasting bank term loan, Ser. B, FRN 10s, 2005                              1,000,000
                                                                                                      -------------
                                                                                                          7,039,754

Building Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
            125,000 American Architectural Products Corp. company guaranty
                    11 3/4s, 2007 (In default) (NON)                                                         22,500
            180,000 American Standard, Inc. company guaranty 7 5/8s, 2010                                   169,650
             20,000 American Standard, Inc. company guaranty 7 1/8s, 2003                                    19,450
             80,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                            72,000
            180,000 Building Materials Corp. company guaranty 8s, 2008                                      113,400
            220,000 Dayton Superior Corp. company guaranty 13s, 2009                                        221,100
            140,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                          131,950
                                                                                                      -------------
                                                                                                            750,050

Cable Television (1.3%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                             26,175
             20,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                     16,650
             20,000 Charter Communications Holdings LLC sr. disc. notes,
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                     11,700
            160,000 Charter Communications Holdings LLC bank term loan
                    Ser. B, FRN 9.24s, 2008                                                                 160,000
            620,000 Charter Communications Holdings LLC sr. notes 8 5/8s, 2009                              554,900
             40,000 Classic Cable, Inc. company guaranty 10 1/2s, 2010                                       34,000
            600,000 NTL Communications Corp. 144A sr. notes 11 7/8s, 2010                                   588,000
            370,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                359,825
            150,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (In default) (Argentina) (NON)                                                           63,000
            380,000 TeleWest Communications PLC deb. stepped-coupon zero %,
                    (11s, 10/1/00), 2007 (United Kingdom) (STP)                                             362,900
             70,000 TeleWest Communications PLC 144A 9 7/8s, 2010
                    (United Kingdom)                                                                         64,400
             20,000 TeleWest Communications PLC sr. disc. notes stepped-coupon
                    zero %, (9 1/4, 4/15/04) 2009 (United Kingdom) (STP)                                     10,600
            210,000 United Pan-Europe NV 144A sr. disc. notes stepped-coupon
                    zero %, (12.5s, 8/1/04), 2009 (Netherlands) (STP)                                       100,800
            140,000 Williams Communications Group, Inc. 144A sr. notes
                    11.7s, 2008                                                                             135,800
                                                                                                      -------------
                                                                                                          2,488,750

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Arco Chemical Co. deb. 9.8s, 2020                                                       392,000
            120,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                              105,600
            290,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                         249,400
            520,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                             512,200
             60,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                        58,650
             40,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                            36,000
            500,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              490,000
             80,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                    78,400
            250,000 PCI Chemicals & Pharmaceuticals company guaranty 9 1/4s,
                    2007 (Canada)                                                                           123,750
            446,000 Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                285,440
            100,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                    80,000
             70,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                55,300
            159,617 Polytama International notes 11 1/4s, 2007
                    (In default) (Indonesia) (NON)                                                           12,977
            250,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             187,500
            170,000 Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                    zero % (13 1/2s, 8/15/01), 2008 (STP)                                                    68,000
            170,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s, 2006                         173,400
            230,000 Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                   161,000
             10,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                             6,800
             50,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                           42,500
            245,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                           192,325
                                                                                                      -------------
                                                                                                          3,311,242

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
            290,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                   40,600

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          280,000
            170,000 GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                                120,694
            200,000 GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                 146,000
                                                                                                      -------------
                                                                                                            546,694

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Unisys Corp. sr. notes 11 3/4s, 2004                                                    137,475
             65,000 Unisys Corp. sr. notes 7 7/8s, 2008                                                      60,125
                                                                                                      -------------
                                                                                                            197,600

Construction (0.4%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                             297,600
            540,000 Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                        534,600
                                                                                                      -------------
                                                                                                            832,200

Consumer (0.2%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                              68,713
            500,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            395,000
                                                                                                      -------------
                                                                                                            463,713

Consumer Finance (0.1%)
-------------------------------------------------------------------------------------------------------------------
            155,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                           21,700
            320,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           44,800
            310,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                           43,400
             40,000 Finova Capital Corp. sr. notes 7 5/8s, 2009                                              27,800
            140,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                            119,000
                                                                                                      -------------
                                                                                                            256,700

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
             60,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                           58,500
             40,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                  39,800
            210,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                       90,300
            330,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                             282,150
             90,000 Revlon Consumer Products sr. notes 9s, 2006                                              64,800
             60,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                          42,600
                                                                                                      -------------
                                                                                                            578,150

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Doskcil Manufacturing Co 144A sr. sub. notes 10 1/8s, 2007                               47,600

Containers (0.6%)
-------------------------------------------------------------------------------------------------------------------
            300,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        253,500
            410,000 Consumers International 144A sr. notes 10 1/4s, 2005                                    164,000
            100,000 Huntsman Packaging Corp. 144A company guaranty 13s, 2010                                 87,500
            430,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              393,076
            320,000 Tekni-Plex, Inc. 144A sr. sub. notes 12 3/4s, 2010                                      315,200
                                                                                                      -------------
                                                                                                          1,213,276

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            240,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    192,000

Electric Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
            235,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                164,500
             50,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                  44,642
            530,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         495,550
            236,282 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    240,358
             56,000 Northeast Utilities System notes Ser. B, 8.38s, 2005                                     56,152
            350,000 Panda Global Energy Co. company guaranty 12 1/2s,
                    2004 (China)                                                                            157,500
                                                                                                      -------------
                                                                                                          1,158,702

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
            410,000 AES Corp. sr. notes 9 3/8s, 2010                                                        416,150
            150,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              158,250
            150,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                             151,125
            550,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          635,250
                                                                                                      -------------
                                                                                                          1,360,775

Entertainment (0.7%)
-------------------------------------------------------------------------------------------------------------------
             40,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                      18,400
            260,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     119,600
            220,000 Autotote Corp. 144A company guaranty 12 1/2s, 2010                                      223,300
            310,000 Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008 (Mexico)                                 148,800
            500,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                              465,625
            550,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                          66,000
            190,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010                                          20,900
            240,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                     19,200
            275,000 Six Flags Corp. sr. notes 8 7/8s, 2006                                                  266,750
            630,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008 (In default) (NON)                    11,025
                                                                                                      -------------
                                                                                                          1,359,600

Financial (1.8%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                            117,875
            425,000 Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                      265,094
            260,000 Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                        232,801
            308,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                       138,600
            110,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                     49,500
             60,000 CSBI Capital Trust I 144A company guaranty 11 3/4s, 2027                                 60,000
             70,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       30,100
            170,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    127,500
            320,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                            144,000
            275,000 Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                 151,250
          1,000,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        735,560
             85,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                  53,550
            110,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                     56,100
            175,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                  161,000
            150,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               135,375
            220,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         200,200
          1,010,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                            896,789
                                                                                                      -------------
                                                                                                          3,555,294

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                     23,200
             50,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                   39,250
            160,000 Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                            125,600
            350,000 Doane Pet Care Corp. sr. sub. notes 9 3/4s, 2007                                        302,750
             90,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 47,700
             50,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                         41,500
            250,000 Vlasic Foods Intl., Inc. sr. sub notes Ser. B, 10 1/4s, 2009                            137,500
                                                                                                      -------------
                                                                                                            717,500

Gaming & Lottery (1.6%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Ameristar Casinos, Inc. company guaranty Ser. B, 10 1/2s, 2004                           70,175
            280,000 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                    2004 (In default) (NON)                                                                 151,200
            100,000 Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                94,228
            330,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   345,675
            150,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              153,000
             20,000 International Game Technology 144A sr. notes 8 3/8s, 2009                                19,600
             70,000 Isle of Capri Black Hawk LLC 144A 1st mortgage Ser. B,
                    13s, 2004                                                                                76,300
            260,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                              241,800
            200,000 MGM Grand, Inc. company guaranty 9 3/4s, 2007                                           206,500
            190,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                188,575
             80,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                      78,000
            160,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              158,400
            800,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      554,000
            100,000 Trump Castle Funding, Inc. 144A sr. sub. notes 11 3/4s, 2003                             83,500
            520,000 Trump Castle Funding, Inc. 144A sub. notes 10 1/4s, 2003                                520,000
            170,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    175,100
                                                                                                      -------------
                                                                                                          3,116,053

Health Care (0.9%)
-------------------------------------------------------------------------------------------------------------------
            110,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                               80,300
             80,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          84,000
             70,000 Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                           65,450
             70,000 Columbia/HCA Healthcare Corp. med term notes notes
                    7.69s, 2025                                                                              58,625
            330,000 Columbia/HCA Healthcare Corp. med term notes 6.63s, 2045                                316,704
            270,000 HCA - The Healthcare Co. notes 8 3/4s, 2010                                             273,621
            150,000 Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                               105,000
             40,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                             30,800
            180,000 Magellan Health sr. sub. notes 9s, 2008                                                 118,800
            145,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                             15
            220,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                 6,600
            240,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                        96,000
            210,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   200,288
            130,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                   122,525
            150,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             153,750
                                                                                                      -------------
                                                                                                          1,712,478

Homebuilding (0.5%)
-------------------------------------------------------------------------------------------------------------------
             80,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              74,700
             80,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                               77,200
             20,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                                18,400
            160,000 K. Hovnanian Enterprises, Inc. 144A company guaranty
                    10 1/2s, 2007                                                                           156,600
            130,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                     119,600
            140,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               141,750
            140,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           140,350
            180,000 Toll Corp. company guaranty 8 1/8s, 2009                                                170,550
                                                                                                      -------------
                                                                                                            899,150

Household Furniture & Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            162,450
             70,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                   67,725
                                                                                                      -------------
                                                                                                            230,175

Lodging/Tourism (1.0%)
-------------------------------------------------------------------------------------------------------------------
            159,818 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN 10 1/4s,
                    2003 (United Kingdom)                                                                   224,400
            731,854 Blackstone Hotel Acquisition Co. sr. mtge. loan FRN 3.449s,
                    2003 (United Kingdom)                                                                 1,081,680
            180,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                      54,000
            240,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              221,400
            340,000 ITT Corp. notes 6 3/4s, 2005                                                            317,366
                                                                                                      -------------
                                                                                                          1,898,846

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
            340,000 Blount, Inc. company guaranty 13s, 2009                                                 349,350
             80,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                     26,400
            290,000 Flextronics International, Ltd. 144A sr. sub. notes 9 7/8s, 2010                        300,150
            230,000 Flowserve Corp. 144A company guaranty 12 1/4s, 2010                                     235,750
            270,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  264,600
             90,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                 82,800
                                                                                                      -------------
                                                                                                          1,259,050

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Extendicare Health Services, Inc. company guaranty 9.35s, 2007                          145,000
            250,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                        2,500
             80,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (STP) (NON)                            600
            480,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s,
                    2007 (In default) (NON)                                                                   3,600
            630,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          34,650
             40,000 Service Corp. International debs. 7 7/8s, 2013                                           21,400
             40,000 Service Corp. International notes 6s, 2005                                               22,700
          1,125,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                       22,500
             30,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                          638
                                                                                                      -------------
                                                                                                            253,588

Medical Technology (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                               80,550

Metals (0.5%)
-------------------------------------------------------------------------------------------------------------------
             70,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                             62,650
            235,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                           209,150
             20,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s, 2006                         19,700
             30,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                  29,400
            340,000 LTV Corp. company guaranty 11 3/4s, 2009                                                176,800
            285,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     171,000
             70,000 Oregon Steel Mills 1st mortgage 11s, 2003                                                56,000
            250,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             225,000
             20,000 Weirton Steel Corp. 144A sr. notes 10 3/4s, 2005                                         16,100
            310,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                                  108,500
                                                                                                      -------------
                                                                                                          1,074,300

Oil & Gas (1.1%)
-------------------------------------------------------------------------------------------------------------------
            350,000 Belco Oil & Gas Corp. company guaranty Ser. B, 10 1/2s, 2006                            350,875
            100,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                                94,500
            110,000 Giant Industries Corp. company guaranty 9s, 2007                                        101,475
             30,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s,
                    2005 (Canada)                                                                            30,788
            220,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                        221,650
            150,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                    150,375
             70,000 Nuevo Energy Co. 144A sr. sub. notes 9 3/8s, 2010                                        69,650
            430,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                427,850
             80,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              84,800
             20,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                 20,000
            110,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                     26,400
            145,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            148,384
             70,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         66,850
            180,000 Triton Energy, Ltd. 144A sr. notes 8 7/8s, 2007 (Cayman Islands)                        180,000
            290,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                           303,050
                                                                                                      -------------
                                                                                                          2,276,647

Paper & Forest Products (1.7%)
-------------------------------------------------------------------------------------------------------------------
            330,000 APP China Group, Ltd. 144A sr. disc. notes 14s,
                    2010 (Bermuda)                                                                          161,700
            395,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon 12s,
                    (16s, 2/15/04), 2049 (Indonesia) (STP)                                                  142,200
            200,000 Doman Industries, Ltd. company guaranty 12s, 2004 (Canada)                              203,000
            300,000 Doman Industries, Ltd. 144A sr. notes 8 3/4s, 2004 (Canada)                             216,000
             70,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                 66,675
            130,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                      58,500
             10,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                    6,800
            110,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                   73,700
            500,000 Indah Kiat Financial Mauritius, Ltd. company guaranty 10s,
                    2007 (Indonesia)                                                                        245,000
            320,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      321,600
            110,000 Packaging Corp. company guaranty 9 5/8s, 2009                                           111,100
            520,000 Pindo Deli Finance Mauritius, Ltd. company guaranty 10 3/4s,
                    2007 (Indonesia)                                                                        254,800
            235,000 PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                    2004 (Indonesia)                                                                        126,900
            450,000 Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                    463,500
            765,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                            711,450
            180,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                           175,500
                                                                                                      -------------
                                                                                                          3,338,425

Pharmaceuticals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            185,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                   183,613
            210,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   207,900
             20,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                    19,800
                                                                                                      -------------
                                                                                                            411,313

Power Producers (0.9%)
-------------------------------------------------------------------------------------------------------------------
             85,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    87,550
             40,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                     39,995
            120,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    120,659
             70,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     67,136
             10,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                      9,513
            700,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     787,605
            270,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                     291,938
            376,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                379,760
                                                                                                      -------------
                                                                                                          1,784,156

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
            410,000 Affinity Group Holdings sr. notes 11s, 2007                                             340,300
            156,489 Big Flower Holdings bank term loan FRN 9.625s, 2010                                     156,098
            520,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                               478,400
                                                                                                      -------------
                                                                                                            974,798

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Kansas City Southern Railway 144A sr. notes 9 1/2s, 2008                                182,700
            335,000 TFM SA de CV company guaranty stepped-coupon zero %
                    (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                                 253,763
                                                                                                      -------------
                                                                                                            436,463

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Felcor Lodging 144A sr. notes 9 1/2s, 2008                                              130,325
            140,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                      65,100
            420,000 Sbarro, Inc. company guaranty 11s, 2009                                                 432,600
            170,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   158,749
                                                                                                      -------------
                                                                                                            786,774

Retail (0.8%)
-------------------------------------------------------------------------------------------------------------------
            310,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               164,300
             90,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                             63,000
             10,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                      1,500
            300,000 Grupo Elektra SA 144A notes 12s, 2008 (Mexico)                                          290,250
            250,000 K mart Corp. notes 8 3/8s, 2004                                                         214,828
            200,000 K mart Corp. deb. 7 3/4s, 2012                                                          171,934
            190,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              174,800
            620,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                372,000
            150,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               123,750
                                                                                                      -------------
                                                                                                          1,576,362

Semiconductor (--%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Chippac Intl., Ltd. company guaranty Ser. B, 12 3/4s, 2009                               84,800

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                       141,750
             70,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                         39,900
            160,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 147,200
                                                                                                      -------------
                                                                                                            328,850

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                     23,400

Specialty Printing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Perry-Judd company guaranty 10 5/8s, 2007                                                62,300
             40,706 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                36,635
             45,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                41,400
                                                                                                      -------------
                                                                                                            140,335

Technology (0.6%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Fairchild Semiconductor Corp. company guaranty 10 3/8s, 2007                            131,300
            200,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                              200,000
            180,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                     176,400
            300,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                            282,000
             90,000 U.S. Can Corp. 144A sr. sub. notes 12 3/8s, 2010                                         90,900
            430,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         391,300
                                                                                                      -------------
                                                                                                          1,271,900

Technology Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Equinix, Inc. sr. notes 13s, 2007                                                       160,000
            340,000 Exodus Communications, Inc. 144A sr. notes 11 5/8s, 2010                                341,700
            150,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                     145,125
             90,000 Globix Corp. sr. notes 12 1/2s, 2010                                                     64,800
            560,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       543,200
             40,000 PSINet, Inc. sr. notes 11 1/2s, 2008                                                     26,600
            150,000 PSINet, Inc. sr. notes 11s, 2009                                                         97,500
             90,000 Rhythms Netconnections sr. notes Ser. B, 14s, 2010                                       59,400
                                                                                                      -------------
                                                                                                          1,438,325

Telecommunications (5.5%)
-------------------------------------------------------------------------------------------------------------------
            170,000 360Networks, Inc. sr. notes 13s, 2008                                                   158,100
            640,000 American Cellular bank term loan Ser. C, FRN 9.95s, 2008                                640,000
            560,000 American Cellular bank term loan Ser. B, FRN 9.70s, 2008                                560,000
            230,000 American Mobile Satellite Corp. company guaranty
                    12 1/4s, 2008                                                                           171,350
            130,000 Arch Communications Group sr. disc. notes stepped-coupon
                    zero % (10 7/8s, 3/15/01), 2008 (STP)                                                    65,975
            230,000 Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                124,200
            130,000 Bestel SA de CV sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                  85,150
            160,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   64,000
            250,000 Carrier1 Intl. SA sr. notes Ser. B, 13 1/4s, 2009 (Luxembourg)                          220,000
            555,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                               421,800
          1,025,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (In default) (STP) (NON)                                     71,750
          1,000,000 Clearnet Racers notes Ser. 00-17A, 9.709s, 2007                                         995,000
            180,000 Crown Castle Intl., Corp. sr. notes 10 3/4s, 2011                                       181,800
             80,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                      78,000
            120,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              120,600
            500,000 Econophone, Inc. company guaranty 13 1/2s, 2007                                         310,000
            200,000 Esprit Teleom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom)                                                                         93,500
             30,000 Exodus Communications, Inc. sr. notes 11 1/4s, 2008                                      29,550
            220,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        193,600
            300,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s,
                    2009 (Bermuda)                                                                          298,500
            260,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s,
                    2006 (Bermuda)                                                                          256,750
            170,000 Grupo Iusacell SA de CV sr. notes 14 1/4s, 2006 (Mexico)                                180,625
            225,000 Innova S. de R.L. sr. notes 12 7/8s, 2007 (Mexico)                                      213,750
            230,000 Intra Corp. bonds 13s, 2010                                                             119,600
            110,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                        106,700
            340,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                     293,250
            300,000 Maxcom Telecomunicaciones SA de CV 144A sr. notes
                    13 3/4s, 2007 (Mexico)                                                                  169,500
             50,000 Metrocall, Inc. sr. sub. notes 11s, 2008                                                 33,500
             40,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                             24,800
             50,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                              33,125
            150,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      140,250
            410,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                              383,350
            520,000 Millicom International Cellular S.A. sr. disc. notes stepped-coupon
                    zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                                       447,200
            120,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 4/15/03), 2008 (STP)                                                    77,700
            380,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         406,600
            572,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                      560,560
            300,000 Nextel International, Inc. 144A sr. notes 12 3/4s, 2010                                 297,000
            130,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               130,650
            180,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                          180,000
            165,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                   141,900
            120,000 NorthPoint Communications Group, Inc. sr. notes 12 7/8s, 2010                           120,000
            140,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                    51,800
             60,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                    22,200
            270,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (STP)                                                           108,000
             60,000 Paging Network Do Brasil sr. notes 13 1/2s, 2005
                    (In default) (Brazil) (NON)                                                               3,900
            100,000 Paging Network, Inc. sr. sub. notes 10s, 2008 (In default) (NON)                         36,000
             50,000 Paging Network, Inc. sr. sub. notes 8 7/8s, 2006 (In default) (NON)                      18,000
            400,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 3/15/03), 2008 (STP)                                                              288,000
             40,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                          40,000
            120,000 Primus Telecommunications Group, Inc. sr. notes Ser. B,
                    9 7/8s, 2008                                                                             67,200
            306,000 RSL Communications PLC company guaranty 12 1/4s,
                    2006 (United Kingdom)                                                                    91,800
            150,000 RSL Communications PLC 144A company guaranty 10 1/2s,
                    2008 (United Kingdom)                                                                    38,250
             40,000 RSL Communications PLC company guaranty 9 1/8s, 2008
                    (United Kingdom)                                                                         10,000
             55,000 Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                    2004 (Mexico)                                                                            34,375
             90,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 7/8s, 3/15/05), 2010 (STP)                                                    45,900
             90,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 4/15/04), 2009 (STP)                                                           49,050
            220,000 Startec Global Communications Corp. sr. notes 12s, 2008                                 176,000
            290,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                          104,400
            340,000 Viatel, Inc. sr. notes 11 1/4s, 2008                                                    173,400
            100,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                              91,250
            220,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                      171,600
                                                                                                      -------------
                                                                                                         10,820,810

Telephone (3.0%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                           72,000
            350,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                   185,500
            140,000 Alaska Communications Systems Corp. company guaranty
                    9 3/8s, 2009                                                                            128,800
             20,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                         19,800
             10,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (11 3/4s, 2/15/03), 2008 (STP)                                                     6,700
            120,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                       72,000
            290,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               168,200
            510,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 3/15/03), 2008 (STP)                            234,600
             62,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s, 2010                             45,880
            440,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13, 4/15/03), 2008 (STP)                                                        105,600
            260,000 Focal Communications Corp. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                           130,000
             20,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                       15,400
            530,000 ICG Holdings, Inc. company guaranty stepped-coupon zero %
                    (12 1/2s, 5/1/01), 2006 (STP)                                                           106,000
            210,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (STP)                                                               28,350
            330,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                             43,725
            130,000 Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero %, (121/4s, 3/1/04), 2009 (STP)                                             91,650
            650,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    260,000
            340,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     272,000
          1,080,000 McLeodUSA, Inc. bank term loan Ser. B, FRN 9.62s, 2007                                1,079,873
            160,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                  139,200
            130,000 MGC Communications, Inc. sr. notes 13s, 2010                                             78,000
            240,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                      229,800
             30,000 Netia Holdings B.V. 144A company guaranty stepped-coupon
                    zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                           20,100
            250,000 Netia Holdings B.V. 144A company guaranty 10 1/4s,
                    2007 (Poland)                                                                           192,500
            210,000 NEXTLINK Communications, Inc. sr. notes 10 1/2s, 2009                                   191,100
            420,000 Telecorp PCS, Inc. 144A sr. sub. notes 10 5/8s, 2010                                    422,100
            130,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        120,575
            110,000 Transtel S.A. pass-through certificates 12 1/2s, 2007                                    37,400
             40,000 Triton PCS Inc. company guaranty 11s, 2008                                               30,400
            400,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                       190,000
            430,000 US Unwired, Inc. company guaranty, stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                   227,900
            190,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                               171,000
             60,000 Versatel Telecom NV sr. notes 13 1/4s, 2008 (Netherlands)                                54,000
            400,000 Voicestream Wire, Inc. sr. notes 10 3/8s, 2009                                          430,000
            802,000 WinStar Communications, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (14 3/4s 4/15/05), 2010 (STP)                                     248,620
             44,000 WinStar Communications, Inc. 144A sr. notes 12 3/4s, 2010                                31,680
                                                                                                      -------------
                                                                                                          5,880,453

Textiles (0.6%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                         50,800
            295,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                           293,156
            105,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                              59,850
            250,000 Levi Strauss & Co. notes 6.8s, 2003                                                     210,000
            120,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                           99,600
            360,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          311,400
             65,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                             59,800
            135,000 William Carter Holdings Co. sr. sub. notes Ser. A, 10 3/8s, 2006                        130,275
                                                                                                      -------------
                                                                                                          1,214,881

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
            485,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                           412,250

Transportation Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 North American Van Lines, Inc. 144A sr. sub. Notes
                    13 3/8s, 2009                                                                           922,500

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
            220,000 Transportation Manufacturing Operations, Inc. company
                    guaranty 11 1/4s, 2009                                                                  165,000

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Cathay International, Ltd. 144A sr. notes 13s, 2008 (China)                             218,400

Waste Management (0.4%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Allied Waste Industries, Inc. company guaranty Ser. B, 10s, 2009                         86,750
            810,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                        585,225
             90,000 Waste Management, Inc. company guaranty 6 1/2s, 2004                                     84,492
                                                                                                      -------------
                                                                                                            756,467

Water Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                    81,900
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $94,219,703)                                $  79,127,396


FOREIGN GOVERNMENT BONDS AND NOTES (16.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         772,000 Argentina (Republic of) bonds 11 3/4s, 2015                                       $     704,450
USD         800,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                            753,040
USD         720,000 Argentina (Republic of) notes Ser. XW, 11s, 2005                                        696,600
USD         412,000 Brazil (Federal Republic of) notes 14 1/2s, 2009                                        453,200
USD       1,520,000 Brazil (Federal Republic of) 12 3/4s, 2020                                            1,453,576
USD         825,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                        746,625
CAD       1,290,000 Canada (Government of) bonds Ser. WB60,
                    7 1/4s, 2007                                                                            925,067
CAD       1,815,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s, 2029                                                                          1,223,595
CAD       3,740,000 Canada (Government of) bonds Ser. WE00,
                    5 1/2s, 2002                                                                          2,474,601
USD         310,000 Colombia (Republic of) 11 3/4s, 2020                                                    260,400
DKK       8,275,000 Denmark (Kingdom of) 7s, 2024                                                         1,125,890
DKK      24,230,000 Denmark (Kingdom of) bonds 6s, 2009                                                   2,939,237
EUR         970,000 Germany (Federal Republic of) bonds Ser. 98,
                    5 5/8s, 2028                                                                            855,734
EUR       3,575,000 Germany (Federal Republic of) bonds Ser. 132,
                    4 1/8s, 2004                                                                          3,046,634
GRD     895,600,000 Hellenic Greece (Republic of) bonds 6 1/2s, 2014                                      2,400,701
USD         456,056 Morocco (Government of) bonds Ser. A, 6.844s, 2009                                      410,450
NZD       4,975,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                              2,049,643
USD         860,000 Philippines (Republic of) 10 5/8s, 2025                                                 727,818
USD         550,000 Philippines (Republic of) 9 7/8s, 2019                                                  451,000
USD         725,000 Russia (Federation of) unsub. 10s, 2007                                                 556,438
USD         500,000 Russia (Federation of) 144A bonds 12 3/4s, 2028                                         432,500
USD         792,306 Russia (Federation of) 144A unsub. 8 1/4s, 2010                                         527,913
USD       4,207,500 Russia (Federation of) 144A unsub. stepped-coupon
                    2 1/4s, (5s, 4/1/01), 2030 (STP)                                                      1,630,406
GBP         950,000 United Kingdom Treasury bonds 10s, 2003                                               1,560,657
GBP         645,000 United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                   1,018,135
USD         835,000 United Mexican States bonds 11 3/8s, 2016                                               968,600
USD       2,235,000 United Mexican States bonds Ser. XW, 10 3/8s, 2009                                    2,424,975
USD         635,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              429,451
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $34,578,541)                                                                $  33,247,336

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (6.1%)
-------------------------------------------------------------------------------------------------------------------
     $    5,855,000 Federal National Mortgage Association 7 1/2s, TBA,
                    October 1, 2015                                                                   $   5,897,156
                    Federal National Mortgage Association
                    Pass-Through Certificates
            103,127 8s, with due dates from April 1, 2027 to November 1, 2029                               104,512
            530,000 6s, May 15, 2008                                                                        506,314
                    Government National Mortgage Association
                    Pass-Through Certificates
          3,368,437 8s, with due dates from December 15, 2022
                    to November 15, 2027                                                                  3,430,215
            509,561 7 1/2s, with due dates from October 15, 2022
                    to May 15, 2023                                                                         512,444
          1,637,385 7s, with due dates from December 15, 2022
                    to November 15, 2027                                                                  1,617,111
                                                                                                      -------------
                                                                                                         12,067,752

U.S. Treasury Obligations (6.5%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          5,585,000 6 1/2s, November 15, 2026                                                             5,900,885
          3,875,000 6 1/8s, November 15, 2027                                                             3,910,728
                    U.S. Treasury Notes
            205,000 6 3/4s, May 15, 2005                                                                    212,368
            445,000 6 1/2s, February 15, 2010                                                               463,703
             60,000 6 3/8s, January 31, 2002                                                                 60,131
          1,350,000 6 1/8s, December 31, 2001 (SEG)                                                       1,348,529
            145,000 5 3/4s, August 15, 2010                                                                 144,411
          1,895,000 U. S. Treasury Interest Strip zero %, February 15, 2023                                 495,751
          1,920,000 U. S. Treasury Principal Strip zero %, November 15, 2024                                453,869
                                                                                                      -------------
                                                                                                         12,990,375
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $25,146,191)                                                                $  25,058,127


COLLATERALIZED MORTGAGE OBLIGATIONS (11.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,100,000 AMRESCO Commercial Mortgage Funding I Ser. 97-C1,
                    Class F, 7.64s, 2029                                                              $   1,049,641
            250,000 Chase Commercial Mortgage Securities Corp. Ser. 00-1,
                    Class E, 8.42s, 2010                                                                    254,786
            485,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class D, 7.0532s, 2030                                                                  460,371
         17,747,875 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 1.17s, 2020                                                       1,114,076
            480,000 Countrywide Home Loan Ser. 98-3, Class A5, 6 3/4s, 2028                                 452,550
            420,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                  389,054
                    Criimi Mae Commercial Mortgage Trust
          2,849,000 Ser. 98-C1, Class A2, 7s, 2011                                                        2,591,700
            372,000 Ser. 98-C1, Class B, 7s, 2011                                                           310,097
         13,301,987 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                    Class X, IO, 1.241s, 2031                                                               670,295
                    Fannie Mae
          1,682,000 Ser. 96-5, Class SW, IO, 12.516s, 2018                                                  559,265
            850,660 Ser. 281, Class 2, IO, 9s, 2026                                                         235,394
            832,557 Ser. 241, Class 2, IO, 8.5s, 2023                                                       219,066
            165,574 Ser. 176, Class 2, IO, 8s, 2022                                                          44,162
            308,662 Ser. 203, Class 2, IO, 8s, 2023                                                          87,583
            459,352 Ser. 217, Class 2, IO, 8s, 2023                                                         122,518
            309,742 Ser. 251, Class 2, IO, 8s, 2023                                                          87,889
            268,869 Ser. 218, Class 2, IO, 7 1/2s, 2023                                                      76,544
          1,161,087 Ser. 231, Class 2, IO, 7 1/2s, 2023                                                     335,445
            567,309 Ser. 252, Class 2, IO, 7 1/2s, 2023                                                     164,874
          1,154,916 Ser. 254, Class 2, IO, 7 1/2s, 2024                                                     336,369
          2,666,493 Ser. 215, Class 2, IO, 7s, 2023                                                         741,618
          2,700,000 Ser. 97-23, Class SJ, IO, 5.94s, 2023                                                   557,297
          2,403,701 Ser. 97-23, Class SH, IO, 4.87s, 2023                                                   546,091
            756,864 Ser. 00-31, Class SC, IO, 3.51s, 2022                                                    80,180
            211,279 Ser. 92-124, Class SA, IO, 3.144s, 2022                                                  19,431
          2,765,839 Ser. 97-91, Class SL, IO, 2.763s, 2023                                                  279,609
          3,802,356 Ser. 98-66, Class SB, IO, 1.528s, 2028                                                  200,812
            550,000 First Union National Bank Commercial Mortgage Ser. 00-C1,
                    Class E, 8.499s, 2010                                                                   561,000
                    Freddie Mac
            133,433 Ser. 2209, Class S, 10.658s, 2024                                                       131,432
            348,655 Ser. 1208, Class F, Principal Only (PO), 9s, 2022                                       263,997
            555,000 Ser. 2032, Class SK, IO, 8.927s, 2024                                                   262,411
            522,155 Ser. 2219, Class SA, 7.725s, 2030                                                       458,010
            235,609 Ser. 2122, Class ZA, 6 1/4s, 2028                                                       189,665
            655,000 Ser. 2183, Class SG, 3.96s, 2014                                                        536,281
            267,160 Ser. 180, Class PO, zero %, 2026                                                        192,063
            285,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            270,813
            570,000 General Growth Properties-ALA MOANA Ser. 99-C1, Class E,
                    FRB, 8.87s, 2009                                                                        570,156
                    General Growth Properties-Homart
            120,000 Ser. 99-C1, Class G, FRB, 9.12s, 2003                                                   120,206
            140,000 Ser. 99-C1, Class F, FRB, 8.87s, 2003                                                   140,241
                    General Growth Properties-Ivanhoe
            250,000 Ser. 99-C1, Class F, FRB, 9.87s, 2004                                                   250,049
            150,000 Ser. 99-C1, Class G, FRB, 9.87s, 2004                                                   150,029
            695,000 GMAC Commercial Mortgage Securities Inc. Ser. 98-C2,
                    Class D, 6 1/2s, 2010                                                                   636,884
                    Government National Mortgage Association
            823,466 Ser. 99-30, Class SG, 9.638s, 2025                                                      799,791
            291,744 Ser. 00-17, Class SB, 9.138s, 2026                                                      301,085
            492,371 Ser. 99-38, Class SL, 8.9s, 2026                                                        468,060
            440,571 Ser. 00-11, Class SA, 8.381s, 2021                                                      416,546
            550,000 LB Commercial Conduit Mortgage Trust Ser. 99-C1, Class D,
                    7.02s, 2009                                                                             520,582
                    Merrill Lynch Mortgage Investors, Inc.
            210,000 Ser. 95-C3, Class D, 7.782s, 2025                                                       208,819
            315,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        279,563
            320,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                       208,150
          5,496,042 Ser. 96-C2, Class IO, 3.061s, 2028                                                      357,243
          4,436,173 Ser. 98-C2, Class IO, 1.568s, 2030                                                      302,907
          1,919,912 Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
                    1.579s, 2012                                                                            126,744
            180,372 PNC Mortgage Securities Corp. Ser. 97-6, Class A2, 6.6s, 2027                           179,801
             35,035 Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                    5.9s, 2023                                                                               34,508
            400,000 Residential Mortgage Securities Ser. 8, Class M, FRB,
                    7.202s, 2038                                                                            583,514
             67,311 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                      65,717
            700,000 Starwood Asset Receivables Trust Ser. 00-1, Class E,
                    9.372s, 2005                                                                            703,063
                    Structured Asset Security Corp.
          2,213,374 Ser. 98-RF4, 3.152s, IO, 2028                                                           412,518
            380,934 Ser. 98-RF2, 8.58s, 2028                                                                389,922
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $22,946,556)                                                                $  23,078,487


PREFERRED STOCKS (2.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              3,220 AmeriKing, Inc. 3.25 cum. pfd. (PIK)                                              $      12,880
                 94 Benedek Communications Corp. 11.50 pfd. (PIK)                                            50,760
              9,980 Brand Scaffold Services, Inc. 3.625 cum. pfd.                                           299,400
              6,880 CGA Group, Ltd. 144A Ser. A, 13.75 pfd. (PIK)                                           185,760
             12,575 Chevy Chase Corporation Ser. A, 5.188 pfd.                                              641,325
              1,200 Chevy Chase Savings Bank, Inc. 3.25 pfd.                                                 30,600
              1,078 Citadel Broadcasting Co. Ser. B, 13.25 cum. pfd. (PIK)                                  123,412
              5,028 CSC Holdings, Inc. Ser. M, 11.13 cum. pfd. (PIK)                                        539,253
              1,000 Decrane Aircraft Holdings 16.00 pfd. (PIK)                                              100,000
             18,000 Diva Systems Corp. Ser. D, 6.00 pfd.                                                    148,500
              3,500 Diva Systems Corp. Ser. C, 6.00 pfd.                                                     28,875
                291 Dobson Communications Corp. 13.00% pfd. (PIK)                                           274,995
                225 Dobson Communications Corp. 144A 12.25% pfd. (PIK)                                      211,199
                110 First Republic Capital Corp. Ser. 144A, 10.50 pfd.                                       92,950
                240 Fresenius Medical Capital Trust I Ser. D, 9.00% company
                    guaranty, pfd. (Germany)                                                                238,200
                110 Fresenius Medical Capital Trust II 7.875% company guaranty,
                    pfd. (Germany)                                                                          103,400
             16,000 Golden State Bancorp Ser. A, 2.281 pfd.                                                 372,000
                303 Granite Broadcasting 12.75 cum. pfd. (PIK)                                              196,950
                172 ICG Holdings, Inc. 14.00% pfd. (PIK)                                                      3,440
                 79 ICG Holdings, Inc. 14.25% pfd. (PIK)                                                      1,580
                350 Intermedia Communications Ser. B, 13.50% pfd. (PIK)                                     332,500
                230 Nextel Communications, Inc. 13.00% cum. pfd. (PIK)                                      246,100
              4,155 NEXTLINK Communications, Inc. 7.00 cum. pfd. (PIK)                                      186,975
                114 NEXTLINK Communications, Inc. Ser. B, 13.50% pfd. (PIK)                                  87,780
                  1 Paxson Communications Corp. 12.50% pfd. (PIK)                                             1,040
                 47 Paxson Communications Corp. 144A 13.25% cum. pfd. (PIK)                                 460,600
                 30 Pegasus Communications Corp. Ser. A, 12.75% cum. pfd.                                    31,200
              1,244 Public Service Co. of New Hampshire 2.65 1st mtge. pfd.                                  31,411
                172 R&B Falcon Corp. 13.875% cum. pfd. (PIK)                                                220,275
                286 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  243,100
                165 Webster Capital Corp. Ser. A, 7.375% cum. pfd.                                          161,700
                                                                                                      -------------
                    Total Preferred Stocks (cost $6,068,991)                                          $   5,658,160

BRADY BONDS (2.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    2,524,390 Brazil (Federal Republic of) bonds FRB 8s, 2014 (POR)                             $   1,931,158
            380,000 Bulgaria (Government of) Ser. A, FRB Ser. A, 7.063s, 2024                               290,700
            165,000 Bulgaria (Government of) deb. Ser. PDI, FRB, 7.063s, 2011                               125,400
            985,000 Bulgaria (Government of) Ser. A, FLIRB, 2 3/4s, 2012                                    714,125
          1,900,000 United Mexican States sec. Ser. W-B, 6 1/4s, 2019                                     1,693,470
            892,850 Venezuela (Republic of) deb. Ser. DL, FRB, 7s, 2007                                     764,547
                                                                                                      -------------
                    Total Brady Bonds (cost $5,251,385)                                               $   5,519,400


ASSET-BACKED SECURITIES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,300,000 Conseco Finance Securitization Ser. 00-4, Class A6, 8.31s, 2032                   $   1,326,806
             49,619 Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                    7.67s, 2028                                                                              24,546
            500,428 First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                             372,662
            716,787 Provident Bank Home Equity Loan Trust 6.801s, 2019                                      716,787
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $2,562,038)                                   $   2,440,801


UNITS (0.7%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                350 Australis Media, Ltd. units 15 3/4s, 2003
                    (In default) (NON) (Australia)                                                    $           1
                370 CFW Communications Co. 144A units 13s, 2010                                             344,099
                100 Colo.com units 13 7/8s, 2010                                                            102,000
                270 Horizon PCS., Inc. units stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                              137,700
                230 Ipcs, Inc. 144A units stepped-coupon zero % (14s, 7/15/05), 2010 (STP)                  119,600
                240 Jostens, Inc. units 12 3/4s, 2010                                                       247,200
                220 Pegasus Shipping 144A units stepped-coupon zero %
                    (14 1/2s, 12/20/03), 2008 (STP)                                                           9,900
                130 Railamerica Transportation Corp. units sr. sub. notes
                    12 7/8s, 2010                                                                           122,200
                260 Stone Container Corp. units 12 1/4s, 2002                                               262,600
                225 XCL, Ltd. units sr. sec. notes 13 1/2s, 2004 (In default)                                40,500
                  2 XCL, Ltd. 144A units cum. pfd. zero % (PIK)                                               1,000
                                                                                                      -------------
                    Total Units (cost $2,299,816)                                                     $   1,386,800


PURCHASED OPTIONS OUTSTANDING (0.5%) (a)                                             EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------
     $  400,000,000 Japanese Government Bond
                    10 year (call)                                                  Dec 00/133.26 JPY $   1,015,644
          1,971,067 Japanese Government Bond
                    future contracts (JP Morgan) (call)                             Oct 00/110.6 USD          1,100
          1,989,150 Japanese Government Bond
                    future contracts (Merril Lynch) (call)                          Oct 00/110.6 USD          1,193
          1,000,000 North American Van Lines (put)                                  Oct 00/93 USD             7,950
                                                                                                      -------------
                    Total Purchased Options Outstanding
                    (cost $1,086,168)                                                                 $   1,025,887


CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      570,000 Cybernet Internet Services Intl., Inc. 144A cv. sr. disc. notes
                    stepped-coupon zero %, (13s, 8/15/04), 2009 (STP)                                 $     245,100
            370,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          172,050
            150,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                            124,875
            120,000 Parker Drilling Corp. cv. sub. notes 5 1/2s, 2004                                       101,700
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $751,135)                                 $     643,725


CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                500 Global Crossing, Ltd. 7.00% cv. cum.pfd.                                          $      99,250
                700 Global Crossing, Ltd. 6.75% cv. cum. pfd.                                               175,218
             10,970 Global Telesystems Group, Inc. 144A 3.625 cv. cum. pfd.                                 113,814
                110 Interact Systems, Inc. 14.00% cv. cum. pfd.                                                   1
              1,400 LTV Corp. (The) 144A 4.125 cv. cum. pfd.                                                 32,200
                 10 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                    97,000
              2,700 PSINet, Inc. 144A 3.50 cv. cum. pfd.                                                     46,238
                 40 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                                         34,800
                330 XCL, Ltd 144A Ser. A, 9.50% cv. cum. pfd.                                                   165
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $1,168,998)                              $     598,686


WARRANTS (0.1%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                       DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
                330 Asia Pulp & Paper Co., Ltd. 144A                                      3/15/05     $           1
                130 Bestel SA de CV (Mexico)                                              5/15/05            15,600
                120 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08            12,000
                251 Carrier1 Intl. SA (Luxembourg)                                        2/19/09            62,750
                615 CellNet Data Systems, Inc.                                            10/1/07                 1
             11,800 CGA Group, Ltd. 144A                                                  2/11/07               118
                220 Dayton Superior Corp.                                                 6/15/09             4,400
                410 Decrane Aircraft Holdings                                             9/30/08                 4
                 35 Diva Systems Corp.                                                    5/15/06            19,950
              1,059 Diva Systems Corp.                                                    3/1/08             17,474
                250 Epic Resorts                                                          6/15/05                 3
                230 Firstworld Communication Corp.                                        4/15/08             4,600
                120 Globalstar Telecommunications                                         2/15/04               120
                100 Huntsman Packaging Corp. 144A                                         6/1/10              1,000
                110 Interact Systems, Inc.                                                8/1/03                  1
                110 Interact Systems, Inc. 144A                                           12/15/09                1
                 30 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 1
              3,791 Intra Corp. Class A                                                   2/1/10                  1
              1,303 Intra Corp. Class B                                                   2/2/10                  1
                500 Iridium World Com 144A                                                7/15/05                 1
                280 KMC Telecommunications Holdings, Inc.                                 4/15/08               840
                290 Knology Holdings                                                      10/22/07            1,740
                300 Maxcom Telecomunicaciones SA de CV
                    144A (Mexico)                                                         4/1/07                  3
                160 McCaw International, Ltd.                                             4/15/07             3,200
                145 Mediq, Inc. 144A                                                      6/1/09                  1
                230 Motient Corp. 144A                                                    4/1/08              8,740
                 70 Onepoint Communications, Inc.                                         6/1/08              5,600
                140 Orbital Imaging Corp. 144A                                            3/1/05                700
                160 Orion Network Systems                                                 1/15/07               840
                320 Paxson Communications Corp. 144A                                      6/30/03             1,760
                720 Raintree Resort 144A                                                  12/1/04                 7
                140 Startec Global Communications Corp.                                   5/15/08               140
                 45 Sterling Chemicals Holdings                                           8/15/08               180
                130 Telehub Communications Corp.                                          7/31/05                60
                400 Ubiquitel, Inc. 144A                                                  4/15/10            16,000
                395 UIH Australia/Pacific, Inc. 144A                                      5/15/06            11,850
                150 XM Satellite Radio Holdings, Inc. 144A                                3/15/10            28,500
                                                                                                      -------------
                    Total Warrants (cost $272,592)                                                    $     218,188


COMMON STOCKS (0.1%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              8,230 360Networks, Inc. 144A (Canada)                                                   $     139,910
                 50 AmeriKing, Inc.                                                                             500
              3,718 Aurora Foods, Inc.                                                                       12,548
             49,785 Celcaribe S.A. (Colombia)                                                                 6,223
              1,024 Fitzgeralds Gaming Corp.                                                                     10
                 73 Mothers Work, Inc.                                                                          703
                 60 Paging Do Brazil Holdings Co., LLC 144A Class B (Brazil)                                      1
                283 RSL Communications, Ltd. Class A                                                            566
              2,100 Spanish Broadcasting System, Inc.                                                        24,938
                                                                                                      -------------
                    Total Common Stocks (cost $133,944)                                               $     185,399


SHORT-TERM INVESTMENTS (12.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    9,477,000 Interest in $9,477,000 repurchase agreement dated
                    September 29, 2000 with S.B.C. Warburg, Inc. due
                    October 2, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $9,482,173 for an effective
                    yield of 6.55%                                                                    $   9,477,000
          8,000,000 Interest in $789,642,000 joint repurchase agreement dated
                    September 29, 2000 with Morgan (J.P.) & Co., Inc. due
                    October 2, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $8,004,433 for an effective
                    yield of 6.65%                                                                        8,000,000
          8,000,000 Interest in $156,720,000 joint repurchase agreement dated
                    September 29, 2000 with Morgan Stanley Dean Witter & Co.,
                    Inc., Inc. due October 2, 2000 with respect to various U.S.
                    Treasury obligations -- maturity value of $8,004,420 for an
                    effective yield of 6.63%                                                              8,000,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $25,477,000)                                   $  25,477,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $221,963,058) (b)                                         $ 203,665,392
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $198,025,891.

  (b) The aggregate identified cost on a tax basis is $223,145,582, resulting in gross unrealized appreciation and depreciation of $2,841,377 and $22,321,567, respectively, or net unrealized depreciation of $19,480,190.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at September 30, 2000, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2000:
      (as percentage of Market Value)

          Argentina     1.1%                     Mexico           3.3%
          Brazil        2.3                      New Zealand      1.0
          Canada        3.2                      Russia           1.5
          Denmark       2.0                      United Kingdom   2.2
          Germany       2.1                      United States   74.9
          Greece        1.2                      Other            5.2
                                                              -------
                                                 Total          100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 2000 (Unaudited)
(aggregate face value $29,328,135)
                                                                  Unrealized
                           Market      Aggregate Face  Delivery  Appreciation/
                           Value           Value         Date   (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $ 5,683,808     $ 5,944,162     12/20/00   $(260,354)
Canadian Dollars         2,435,574       2,475,255     12/20/00     (39,681)
Euro Dollars            13,111,959      13,185,358     12/20/00     (73,399)
Japanese Yen             2,040,992       2,047,793     10/16/00      (6,801)
Japanese Yen             3,868,933       3,969,621     12/20/00    (100,688)
Swedish Kronas           1,189,529       1,201,728     12/20/00     (12,199)
Swiss Francs               504,694         504,218     12/20/00         476
------------------------------------------------------------------------------
                                                                  $(492,646)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 2000 (Unaudited)
(aggregate face value $33,912,986)
                                                                  Unrealized
                           Market      Aggregate Face  Delivery  Appreciation/
                           Value           Value         Date   (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $   966,406     $   968,569    12/20/00    $  2,163
British Pounds           3,461,087       3,427,433    12/20/00     (33,654)
Canadian Dollars         7,446,564       7,577,855    12/20/00     131,291
Danish Krone             3,933,619       3,987,810    12/20/00      54,191
Euro Dollars            10,592,182      10,639,211    12/20/00      47,029
Japanese Yen             4,988,801       5,125,970    12/20/00     137,169
New Zealand
Dollars                  2,113,316       2,186,138    12/20/00      72,822
------------------------------------------------------------------------------
                                                                  $411,011
------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000 (Unaudited)
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                        Total Value        Value         Date    (Depreciation)
------------------------------------------------------------------------------
Euro-bund (Short)       $3,154,840      $3,155,075      Dec-00   $    235
Euro 3 month
(Short)                  2,770,336       2,769,494      Sep-01       (842)
Gilt (Short)               823,342         823,103      Dec-00       (239)
Libor Future 90
day (Long)               1,028,299       1,027,407      Jun-02        892
Libor Future 90
day (Long)                 342,876         342,737      Mar-02        139
Libor Future 90
day (Short)                343,279         343,234      Mar-01       (45)
Libor Future 90
day (Short)              1,029,617       1,029,154      Jun-01       (463)
U.S. Treasury Bond
(Long)                   1,182,000       1,193,895      Dec-00    (11,895)
U.S. Treasury Bond
(Short)                  7,781,500       7,936,486      Dec-00    154,986
U.S. Treasury Note
10yr (Long)              3,904,875       3,901,389      Dec-00      3,486
------------------------------------------------------------------------------
                                                                 $146,254
------------------------------------------------------------------------------
Swap Contracts outstanding at September 30, 2000 (Unaudited)
                                  Notional    Termination         Unrealized
                                   Amount        Date            Depreciation
------------------------------------------------------------------------------
Agreement with
Morgan Stanley
Dean Witter &
Co., Inc. dated
February 28, 2000
to receive (pay)
quarterly the
notional amount
multiplied by
6.815% and pay
the notional
amount multiplied
by three months
LIBOR adjusted by
a specified
spread.                         $2,000,000     Oct-10               $(58,768)
------------------------------------------------------------------------------
                                                                    $(58,768)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $221,963,058) (Note 1)                                        $203,665,392
-------------------------------------------------------------------------------------------
Foreign currency (cost $182,023)                                                    174,800
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 3,852,492
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              401,266
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,161,158
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                      445,141
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                     40,947
-------------------------------------------------------------------------------------------
Unamortized organizational expenses (Note 1)                                          4,941
-------------------------------------------------------------------------------------------
Total assets                                                                    211,746,137

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    110,351
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         20,052
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               454,064
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 11,411,863
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          331,148
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        353,886
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          125,977
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,173
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,550
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              146,382
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                             58,768
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                         526,776
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                       132,546
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               33,710
-------------------------------------------------------------------------------------------
Total liabilities                                                                13,720,246
-------------------------------------------------------------------------------------------
Net assets                                                                     $198,025,891

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $239,674,110
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,022,573)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (20,247,499)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                    (18,378,147)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $198,025,891

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($73,854,336 divided by 10,843,192 shares)                                            $6.81
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.81)*                                $7.15
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($111,063,396 divided by 16,287,129 shares)**                                         $6.82
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,102,261 divided by 893,137 shares)**                                              $6.83
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,005,898 divided by 1,028,873 shares)                                              $6.81
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.81)*                                $7.04
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended September 30, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $ 9,753,151
-------------------------------------------------------------------------------------------
Dividend                                                                            330,752
-------------------------------------------------------------------------------------------
Total investment income                                                          10,083,903

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    705,206
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      276,502
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,034
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,100
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                92,971
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               567,590
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                29,089
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                18,125
-------------------------------------------------------------------------------------------
Amortization of organizational expenses (Note 1)                                      7,548
-------------------------------------------------------------------------------------------
Other                                                                                62,769
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,769,934
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (39,597)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,730,337
-------------------------------------------------------------------------------------------
Net investment income                                                             8,353,566
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,230,555)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,028,290)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (89,436)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                678,361
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, swap contracts
and futures contracts during the period                                          (5,886,300)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (8,556,220)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $   (202,654)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                     September 30         March 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  8,353,566     $ 17,337,543
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                          (3,348,281)     (11,123,551)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
asset and liabilities in foreign currencies                            (5,207,939)      (2,810,597)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                (202,654)       3,403,395
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,407,131)      (6,691,231)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,763,624)      (9,569,013)
--------------------------------------------------------------------------------------------------
   Class C                                                               (242,953)        (371,754)
--------------------------------------------------------------------------------------------------
   Class M                                                               (323,140)        (705,545)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --         (357,587)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (511,379)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (19,866)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (37,705)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --         (248,848)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (355,873)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (13,826)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (26,239)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                         412,714        8,181,420
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (8,526,788)      (7,324,051)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   206,552,679      213,876,730
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $3,022,573 and
$2,639,291, respectively)                                            $198,025,891     $206,552,679
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended                                                       For the period
Per-share                             Sept. 30                                                      Feb. 26, 1996+
operating performance                (Unaudited)                 Year ended March 31                  to March 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.12        $7.64        $8.70        $8.34        $8.38        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .31          .61          .60(c)       .65(d)       .63(d)       .04(c)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.30)        (.47)        (.97)         .40         (.02)        (.13)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .14         (.37)        1.05          .61         (.09)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.32)        (.61)        (.59)        (.59)        (.63)        (.03)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --         (.01)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)        (.03)        (.02)          --
------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --         (.06)          --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.02)        (.08)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.32)        (.66)        (.69)        (.69)        (.65)        (.03)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.81        $7.12        $7.64        $8.70        $8.34        $8.38
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .15*        2.07        (4.33)       13.05         7.36        (1.41)*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $73,854      $76,608      $78,484      $57,016      $39,178       $3,799
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .65*        1.22         1.31         1.26(d)      1.25(d)       .13*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.38*        8.37         7.43         7.82(d)      7.74(d)       .50*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 78.93*      187.27       204.50       211.24       169.27        18.98*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01 and $0.02 per share class for the year ended
    March 31, 1998, the year ended March 31, 1997 and the period February
    26, 1996(commencement of operations) to March 31, 1996, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended                                                       For the period
Per-share                              Sept. 30                                                     Feb. 26, 1996+
operating performance                (Unaudited)                 Year ended March 31                 to March 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.13        $7.65        $8.70        $8.34        $8.38        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .28          .56          .53(c)       .59(d)       .57(d)       .03(c)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.30)        (.47)        (.95)         .40         (.03)        (.12)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)         .09         (.42)         .99          .54         (.09)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.29)        (.56)        (.54)        (.53)        (.56)        (.03)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --         (.01)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)        (.03)        (.02)          --
------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --         (.06)          --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.02)        (.07)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.29)        (.61)        (.63)        (.63)        (.58)        (.03)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.82        $7.13        $7.65        $8.70        $8.34        $8.38
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.23)*       1.30        (4.93)       12.20         6.56        (1.41)*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $111,063     $117,090     $124,434      $85,379      $57,052       $5,048
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.03*        1.97         2.06         2.01(d)      2.00(d)       .20*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.01*        7.62         6.67         7.07(d)      6.99(d)       .44*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 78.93*      187.27       204.50       211.24       169.27        18.98*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01 and $0.02 per share class for the year ended
    March 31, 1998, the year ended March 31, 1997 and the period February
    26, 1996(commencement of operations) to March 31, 1996, respectively.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                     Six months
                                        ended                 For the period
Per-share                             Sept. 30     Year ended  Feb. 1, 1999+
operating performance                (Unaudited)    March 31   to March 31
---------------------------------------------------------------------------
                                        2000         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.14        $7.66        $7.77
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .28          .56          .04(c)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.30)        (.47)        (.05)
---------------------------------------------------------------------------
Total from
investment operations                   (.02)         .09         (.01)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.29)        (.56)        (.07)
---------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)
---------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --
---------------------------------------------------------------------------
From return of capital                    --         (.02)        (.01)
---------------------------------------------------------------------------
Total distributions                     (.29)        (.61)        (.10)
---------------------------------------------------------------------------
Net asset value,
end of period                          $6.83        $7.14        $7.66
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.23)*       1.29         (.12)*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,102       $5,448       $1,957
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.03*        1.97          .33*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.00*        7.68          .73*
---------------------------------------------------------------------------
Portfolio turnover (%)                 78.93*      187.27       204.50
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01 and $0.02 per share class for the year ended March 31, 1998, the year ended March 31, 1997 and the period February 26, 1996(commencement of operations) to March 31, 1996, respectively.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                             Sept. 30                                                       Feb. 26, 1996+
operating performance               (Unaudited)                  Year ended March 31                  to March 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.12        $7.64        $8.70        $8.34        $8.38        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .30          .59          .58(c)       .64(d)       .61(d)       .04(c)(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.30)        (.47)        (.97)         .39         (.03)        (.13)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     --          .12         (.39)        1.03          .58         (.09)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.31)        (.59)        (.57)        (.57)        (.60)        (.03)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                     --         (.03)          --         (.01)          --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)        (.03)        (.02)          --
------------------------------------------------------------------------------------------------------------------
In excess of
net realized gain on investments          --           --           --         (.06)          --           --
------------------------------------------------------------------------------------------------------------------
Return of capital                         --         (.02)        (.08)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.31)        (.64)        (.67)        (.67)        (.62)        (.03)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.81        $7.12        $7.64        $8.70        $8.34        $8.38
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .03*        1.82        (4.57)       12.76         7.09        (1.41)*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,006       $7,407       $9,001       $8,771       $5,802         $482
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.47         1.56         1.51(d)      1.50(d)       .14*(d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.26*        8.11         7.21         7.57(d)      7.48(d)       .50*(d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 78.93*      187.27       204.50       211.24       169.27        18.98*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01, $0.01 and $0.02 per share class for the year ended
    March 31, 1998, the year ended March 31, 1997 and the period February
    26, 1996(commencement of operations) to March 31, 1996, respectively.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Strategic Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The fund seeks high current income consistent with the preservation of capital by investing its assets in debt securities of domestic or foreign issuers, including government and corporate obligations. The fund may also invest in preferred stocks, common stocks, and other equity securities, as well as in cash or money market instruments.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are agreements between two parties to exchange cash flows based on a notional amount. The fund may enter into interest rate swap agreements, to change the fund's exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Net payments are included as part of interest income. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

L) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended September 30, 2000, the fund had no borrowings against the line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2000, the fund had a capital loss carryover of approximately $12,209,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,976,000    March 31, 2007
     8,233,000    March 31, 2008

N) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

O) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $46,575. These expenses are being amortized on projected net asset levels over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the fist $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the six months ended September 30, 2000, fund expenses were reduced by $39,597 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $649 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $20,761 and $402 from the sale of class A and class M shares, respectively, and received $138,527 and $1,741 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $21 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $94,574,000 and $107,910,465, respectively. Purchases and sales of U.S. government obligations aggregated $49,598,003 and $46,077,193, respectively.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,359,008        $  9,431,808
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  341,762           2,365,851
---------------------------------------------------------------------------
                                             1,700,770          11,797,659

Shares
repurchased                                 (1,616,447)        (11,241,922)
---------------------------------------------------------------------------
Net increase                                    84,323        $    555,737
---------------------------------------------------------------------------

                                                  Year ended March 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,284,630         $31,634,730
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  661,599           4,832,913
---------------------------------------------------------------------------
                                             4,946,229          36,467,643

Shares
repurchased                                 (4,453,722)        (32,602,658)
---------------------------------------------------------------------------
Net increase                                   492,507         $ 3,864,985
---------------------------------------------------------------------------

                                        Six months ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,664,531         $11,565,491
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  400,507           2,776,742
---------------------------------------------------------------------------
                                             2,065,038          14,342,233

Shares
repurchased                                 (2,202,085)        (15,313,072)
---------------------------------------------------------------------------
Net decrease                                  (137,047)        $  (970,839)
---------------------------------------------------------------------------

                                                  Year ended March 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,792,496         $42,743,561
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  864,448           6,325,671
---------------------------------------------------------------------------
                                             6,656,944          49,069,232

Shares
repurchased                                 (6,501,068)        (47,600,532)
---------------------------------------------------------------------------
Net increase                                   155,876         $ 1,468,700
---------------------------------------------------------------------------

                                        Six months ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    177,437          $1,237,922
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   25,866             179,559
---------------------------------------------------------------------------
                                               203,303           1,417,481

Shares
repurchased                                    (73,097)           (508,043)
---------------------------------------------------------------------------
Net increase                                   130,206          $  909,438
---------------------------------------------------------------------------

                                                  Year ended March 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    758,131          $5,649,471
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   43,660             318,267
---------------------------------------------------------------------------
                                               801,791           5,967,738

Shares
repurchased                                   (294,530)         (2,148,560)
---------------------------------------------------------------------------
Net increase                                   507,261          $3,819,178
---------------------------------------------------------------------------

                                        Six months ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     94,762            $657,511
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   30,796             213,465
---------------------------------------------------------------------------
                                               125,558             870,976

Shares
repurchased                                   (136,934)           (952,598)
---------------------------------------------------------------------------
Net decrease                                   (11,376)           $(81,622)
---------------------------------------------------------------------------

                                                  Year ended March 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    374,400          $2,785,979
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   75,447             551,361
---------------------------------------------------------------------------
                                               449,847           3,337,340

Shares
repurchased                                   (587,653)         (4,308,783)
---------------------------------------------------------------------------
Net decrease                                  (137,806)         $ (971,443)
---------------------------------------------------------------------------

Note 5
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended March 31, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Strategic Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA029-65465  896/2BQ/2BR  11/00